CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                 August 23, 2010
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
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            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets

Effective August 17, 2010, the Company sold substantially all of the assets of its wholly owned subsidiary, Alanco/TSI PRISM, Inc. to Black Creek Integrated Systems Corp for cash consideration of $2,000,000 and a potential earn out. The consideration received was paid to the Company's secured creditors.

Item 9.01

     Exhibit 99.0   Asset Purchase Agreement

     Exhibit 99.1 August 18, 2010 press release entitled "Alanco Completes Divestiture of TSI PRISM Subsidiary; Refocused Alanco/ StarTrak On Pace to Grow Over 35% in FY11 With Revenues Exceeding $20 Million and Positive EBITDA"

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNATURES

Date: August 23, 2010               By:  /s/John A Carlson
                                        -----------------------
                                        Chief Financial Officer